Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Submits Offer to the U.S. Government to Supply the Strategic Uranium Reserve and Applauds the Senate Energy and Natural Resources Hearing

Corpus Christi, TX, August 2, 2022 – Uranium Energy Corp. (NYSE American: UEC, the “Company” or “UEC”) is pleased to announce it has submitted an offer to supply the U.S. Department of Energy - National Nuclear Security Administration (“NNSA”) in response to the U.S. government uranium tender to launch the national Uranium Reserve. The program was designed as a 10 year, $10 billion plan with $75 million authorized to date for the purchase of uranium and conversion services.

Amir Adnani, President and CEO stated: “The NNSA initial purchase goal for one million pounds marks an important milestone for the beginning of this program. The NNSA purchases will help jump start our industry and reduce the country’s reliance on uranium from jurisdictions that expose America to precarious supply risks. Today, those risks include uranium from Russia, its allies and increasingly China. Clearly, domestic supply is critical for U.S. energy and national security. This was in fact one of the primary drivers behind UEC’s acquisition of Russia’s Uranium One Americas, repatriating this important asset back to U.S. ownership and control. The acquisition was not only a highly accretive business transaction, it also increased domestic capability in the nation’s nuclear fuel supply chain. We are looking forward to the continued improvement in the nuclear fuel markets and UEC’s production to help supply America’s uranium needs.”

UEC Chairman and former U.S. Energy Secretary, Spencer Abraham, commented: “We applaud Senator Barrasso’s bill that was discussed in the U.S. Senate Committee on Energy and Natural Resources hearing last week. His legislation would prohibit the importation of uranium from the Russian Federation. While the U.S. has banned the imports of other Russian energy sources it has not included nuclear fuel. To ban some energy imports and not others sends a mixed message, especially considering that import revenues from Russian uranium sales are helping fund Russia’s war in Ukraine.”

Secretary Abraham continued: “While Russia’s invasion of Ukraine has garnered outrage from the international community, many nations find themselves handcuffed in terms of their ability to respond, due to their reliance on Russian energy imports. It would be naive to think that what Russia has done to the Western European community on gas supplies would not apply to its exportation of nuclear fuel and uranium. Banning Russian uranium imports and supporting our domestic nuclear fuel supply capabilities are solid steps towards bolstering our energy independence and protecting our national security.”

About Uranium Energy Corp

Uranium Energy Corp is America’s leading, fastest growing, uranium mining company listed on the NYSE American. UEC is a pure play uranium company and is advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (ISR) mining uranium projects. The Company has two production ready ISR hub and spoke platforms in South Texas and Wyoming, anchored by fully licensed and operational processing capacity at the Hobson and Irigaray plants. UEC also has seven U.S. ISR uranium projects with all of their major permits in place. Additionally, the Company has other diversified holdings of uranium assets, including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in the only royalty company in the sector, Uranium Royalty Corp.; and (3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Twitter: @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, market and other conditions, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.